UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2019

Predictive Oncology Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-36790	83-4360734
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2915 Commers Drive, Suite 900 Eagan, Minnesota	55121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (651) 389-4800

Former Name or Former Address, if Changed Since Last Report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	POAI	Nasdaq Capital Market

Item 3.02. Unregistered Sales of Equity Securities.

On June 13, 2019, Predictive Oncology Inc. (f/k/a Precision Therapeutics Inc.) (the “Company”) filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, par value $0.01 per share (the “Series E Stock”) and began a private placement of the Series E Stock. The rights and preferences of the Series E Stock, including the terms under which the Series E Stock is convertible into the Company’s common stock, are described in the Form 8-K filed by the Company on June 19, 2019. Pursuant to the securities purchase agreement, the investors have certain piggyback registration rights covering the shares of common stock issuable upon conversion of the Series E Stock with respect to certain registration statements filed by the Company.

As of July 5, 2019, the Company has sold 89.9 shares of Series E Stock for a total purchase price of $899,000. The Company has agreed to pay to Dawson James Securities, Inc. (the “Placement Agent”) a commission of 8% of the gross proceeds raised from the sale of the Series E Stock and warrants that are convertible into common stock on a cashless basis based on 5% warrant coverage on the Series E Stock sold in the Offering. The Company has also agreed to reimburse the Placement Agent for legal fees equal to $25,000 plus $4,000 per closing, plus other reasonable out-of-pocket expenses not to exceed $5,000.

Neither the shares of Series E Stock nor any of the shares of common stock issuable upon conversion thereof were registered under the Securities Act of 1933, as amended (the “Securities Act”) at the time of sale, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. For these issuances, the Company relied on the exemption from federal registration under Section 4(a)(2) of the Securities Act and/or Rule 506 promulgated thereunder, based on the Company’s belief that the offer and sale of such Securities has not and will not involve a public offering.

Item 9.01. Financial Statements and Exhibits.

(a)       Not applicable.

(b)       Not applicable.

(c)       Not applicable.

(d)       Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock (incorporated by reference to Form 8-K filed June 19, 2019)

10.1	Form of Securities Purchase Agreement (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION THERAPEUTICS inc.

By:	/s/ Bob Myers
Name: Bob Myers Title: Chief Financial Officer

Date: July 11, 2019